Exhibit 32.1

VOYAGER ENTERTAINMENT INTERNATIONAL, INC.

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q for the quarter ended June 30, 2011, as filed by Voyager Entertainment International, Inc. with the Securities and Exchange Commission on the date hereof (the “Report”), I certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Voyager Entertainment International, Inc.

Date: August 12, 2011

/s/ Richard L. Hannigan, Sr.

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 President and Chief Executive Officer

              (Principal Executive and Financial Officer)